Exhibit 10.1
FIRST AMENDMENT AND WAIVER
     FIRST AMENDMENT AND WAIVER, dated as of February 20, 2008 (this “First Amendment”), to the Five-Year Credit Agreement, dated as of October 13, 2004 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among LIZ CLAIBORNE, INC., a Delaware corporation (the “Borrower”), the lenders party thereto (the “Lenders”), BANK OF AMERICA, N.A., CITIBANK, N.A., SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as syndication agents (the “Syndication Agents”), and JPMORGAN CHASE BANK, as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders, the Syndication Agents and the Administrative Agent are parties to the Credit Agreement;
     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and
     WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;
     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:
Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.
Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
          (a) by deleting “and” immediately before “(f)” and inserting “and (g) cash restructuring charges, provided, that the amounts referred to in this clause (g) shall not, in the aggregate, exceed $60,000,000 for any period of four fiscal quarters of the Borrower commencing after the date of this First Amendment,” immediately before “and minus,” in the definition of “Consolidated EBITDA”;
          (b) by inserting the following definition in appropriate alphabetical order:
          “First Amendment: the First Amendment, dated as of February 20, 2008, to this Agreement.”; and
          (c) by inserting the following definition in appropriate alphabetical order:

          “First Amendment Effective Date: as defined in the First Amendment.”.
Amendment to Section 7.01. Section 7.01 is hereby amended as follows:
          (a) by deleting from paragraph (b) “2.50” and inserting in lieu thereof, “2.00”.
Waivers of Credit Agreement. The Required Lenders waive any Default or Event of Default which may arise under paragraph (e) of Section 8 of the Credit Agreement for any non-compliance by the Borrower with Section 7.01(b) of the Credit Agreement for the fiscal year ended December 29, 2007 so long as the Borrower would have been in compliance with Section 7.01(b) for such fiscal year if this First Amendment had then been effective.
Conditions to Effectiveness of this Amendment. This First Amendment shall become effective on and as of the date (such date the “First Amendment Effective Date”) of the execution and delivery of this First Amendment by the Borrower, the Administrative Agent and the Required Lenders.
Miscellaneous.
          (a) Representation and Warranties. The Borrower hereby represents that as of the First Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.
          (b) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.
          (c) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
          (d) Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          (e) Integration. This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
          (f) GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

LIZ CLAIBORNE, INC.
By:	/s/Robert J. Vill
	Name:	Robert J. Vill
	Title:	Vice President - Finance and Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and a Lender
By:	/s/ Jules Panno
	Name:	Jules Panno
	Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and a Lender
By:	/s/ Thomas Kainamura
	Name:	Thomas Kainamura
	Title:	Vice President

CITIBANK, N.A., as Syndication Agent and a Lender
By:	/s/ James M. Buchanan
	Name:	James M. Buchanan
	Title:	Vice President

SUNTRUST BANK, as Syndication Agent and a Lender
By:	/s/ Michael J. Vegh
	Name:	Michael J. Vegh
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent and a Lender
By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Vice President

COMERICA BANK, as Lender
By:	/s/ Sarah R. West
	Name:	Sarah R. West
	Title:	Assistant Vice President

GE ARTESIA BANK, as Lender
By:	/s/ GE ARTESIA BANK [signature illegible]

By:	/s/ Timothy Streb
	Name:	Timothy Streb
	Title:	Managing Director, Fortis

By:	/s/ Gill Dickson
	Name:	Gill Dickson
	Title:	Director, Fortis

HSBC BANK USA, N.A., as Lender
By:	/s/ Scott Dunlop
	Name:	Scott Dunlop
	Title:	Vice President

HUNTINGTON NATIONAL BANK, as Lender
By:	/s/ John M. Luehmann
	Name:	John M. Luehmann
	Title:	Vice President

ING BANK NV, as Lender
By:	/s/ Peter Rolls
	Name:	Peter Rolls
	Title:	Global Head, Transaction Management - Election

By:	/s/ W.P. DeVries
	Name:	W.P. DeVries
	Title:	Vice President Consumer Goods

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
By:	/s/ James M. Morton
	Name:	James M. Morton
	Title:	First Vice President

By:	/s/ David Herzog
	Name:	David Herzog
	Title:	First Vice President

THE BANK OF NEW YORK, as Lender
By:	/s/ David B. Wirl
	Name:	David B. Wirl
	Title:	Vice President

THE BANK OF TOKYO — MITSUBISHI UFJ, LTD., A NEW YORK BRANCH, as Lender
By:	/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Authorized Signatory

UNION BANK OF CALIFORNIA, N.A., as Lender
By:	/s/ Ching Lim
	Name:	Ching Lim
	Title:	Vice President

US BANK, N.A., as Lender
By:	/s/ Francis W. Josephie
Vice President